UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2016
________________________
EMC CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-9853	04-2680009
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

176 South Street Hopkinton, Massachusetts (Address of principal executive offices)		01748 (Zip Code)
Registrant's telephone number, including area code: (508) 435-1000

N/A
(Former Name or Former Address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 27, 2016, EMC Corporation (“EMC”) issued a press release announcing financial results for the quarter and full fiscal year ended December 31, 2015. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 2.02 and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2016, EMC announced that Zane C. Rowe will resign as EMC’s Chief Financial Officer and become the Chief Financial Officer of VMware, Inc. (“VMware”), effective March 1, 2016. A press release announcing Mr. Rowe’s resignation is attached hereto as Exhibit 99.2 and incorporated by reference herein.

On January 26, 2016, EMC entered into a letter agreement with Mr. Rowe (the “Rowe Letter Agreement”). Pursuant to the Rowe Letter Agreement, Mr. Rowe’s outstanding EMC equity awards will continue to vest in accordance with their terms while he is employed at VMware; provided that if the merger (the “Merger”) between EMC and an affiliate of Dell Inc. (“Dell”), pursuant to the Agreement and Plan of Merger, dated October 12, 2015, by and among Denali Holding Inc., Dell, Universal Acquisition Co. and EMC (the “Merger Agreement”), becomes effective (such date, the “Closing”), such equity awards will vest in full immediately prior to the Closing. In addition, EMC will not seek repayment of Mr. Rowe’s sign-on bonus while he is employed with VMware and will assume the lease obligations for Mr. Rowe’s Boston apartment. Mr. Rowe’s Change in Control Severance Agreement will terminate at the end of his active employment with EMC. However, in the event his employment with VMware is involuntarily terminated without “cause” (as such term is defined under VMware’s Change in Control Retention Plan) or is terminated by him for “good reason” (consisting of one or more of the following conditions: (1) a material diminution of his authority, duties or responsibilities as Chief Financial Officer of VMware; (2) a material diminution of his base salary or target cash incentives at VMware; or (3) he no longer reports to the Chief Executive Officer of VMware) at any time before the earlier of (i) the 24-month anniversary of the Closing, and (ii) the termination of the Merger Agreement, EMC will pay him a lump sum severance payment equal to $4,575,000. The foregoing description is qualified in all respects by reference to the Rowe Letter Agreement, which is attached hereto as Exhibit 99.3 and incorporated by reference herein.

On January 26, 2016, EMC announced that Denis G. Cashman will succeed Mr. Rowe as EMC’s new Chief Financial Officer, effective March 1, 2016. It is expected that Mr. Cashman will continue in his role as EMC’s Chief Accounting Officer. A press release announcing Mr. Cashman’s appointment is attached hereto as Exhibit 99.4 and incorporated by reference herein.

Mr. Cashman, 55, has been Chief Financial Officer, EMC Information Infrastructure since February 2014 and Chief Accounting Officer of EMC since January 2011. Prior thereto, he was EMC’s Chief Operating Officer, Finance from January 2011 until February 2014, a Senior Vice President from October 2002 until January 2011 and Corporate Controller from March 2005 until January 2011. Mr. Cashman joined EMC in May 1988.

On January 26, 2016, EMC entered into a letter agreement with Mr. Cashman (the “Cashman Letter Agreement”). Pursuant to the Cashman Letter Agreement, Mr. Cashman will be eligible to receive a one-time cash bonus in the amount of $250,000, payable upon the earlier of (i) the Closing of the Merger and (ii) December 31, 2016, subject to his continued active employment with EMC on such payment date. The remainder of Mr. Cashman’s compensation for 2016 has not yet been determined by EMC’s Leadership and Compensation Committee. The foregoing description is qualified in all respects by reference to the Cashman Letter Agreement, which is attached hereto as Exhibit 99.5 and incorporated by reference herein.

Mr. Cashman is party to an Indemnification Agreement with EMC providing for the indemnification of, and the advancement of expenses to, Mr. Cashman to the fullest extent permitted by law in connection with the defense or disposition of any threatened, pending or completed action, suit or other proceeding in which he is involved by reason of his being an officer of EMC, subject to the terms and conditions provided in the Indemnification Agreement. The foregoing description is qualified in all respects by reference to the form of Indemnification Agreement filed as Exhibit 10.14 to EMC’s Annual Report on Form 10-K filed February 25, 2014.

Mr. Cashman is also party to a Change in Control Severance Agreement (the “CIC Agreement”) which generally provides severance benefits if there is both (i) a change in control (or potential change in control) of EMC and (ii) his employment is terminated by EMC (or any successor) without “cause” or if he terminates his employment for “good reason” within specified time periods. Pursuant to the Cashman Letter Agreement, for purposes of clause (A) of the definition of “good reason” under Section 16.16 of the CIC Agreement, the existence of good reason based upon Mr. Cashman’s Chief Financial Officer role or position following the Closing shall be determined based on a comparison to his role, position, duties and responsibilities, in effect as Chief Financial Officer, EMC Information Infrastructure, and not by reference to those in effect as EMC’s Chief Financial Officer. The foregoing description is qualified in all respects by reference to the form of Change in Control Severance Agreement filed as Exhibit 10.8 to EMC’s Annual Report on Form 10-K filed February 24, 2012 and to the Cashman Letter Agreement, as applicable.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release from EMC Corporation dated January 27, 2016

99.2	Press release from EMC Corporation dated January 26, 2016

99.3	Letter Agreement with Zane Rowe

99.4	Press release from EMC Corporation dated January 26, 2016

99.5	Letter Agreement with Denis G. Cashman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC CORPORATION

By:	/s/ Zane C. Rowe
Zane C. Rowe
Executive Vice President and Chief Financial Officer

Date:    January 27, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release from EMC Corporation dated January 27, 2016
99.2	Press release from EMC Corporation dated January 26, 2016
99.3	Letter Agreement with Zane Rowe
99.4	Press release from EMC Corporation dated January 26, 2016
99.5	Letter Agreement with Denis G. Cashman